                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
12

                                Be Incorporated
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies: Common
     Stock

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

                                BE INCORPORATED
                               800 El Camino Real
                                   Suite 400
                              Menlo Park, CA 94025

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 30, 2001

                               ----------------

TO THE STOCKHOLDERS OF BE INCORPORATED:

   Notice is hereby Given that the Annual Meeting of Stockholders of Be Incorporated, a Delaware corporation (the "Company"), will be held on Wednesday, May 30, 2001 at 11:00 a.m. local time at Holbrook Palmer Park--The Pavilion, 150 Watkins Avenue, Atherton, CA 94027 for the following purposes:

  1. To elect three (3) directors to hold office until the 2004 Annual Meeting of Stockholders.

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.

  3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The Board of Directors has fixed the close of business on April 16, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                                 /s/ Daniel S. Johnston
                                          _____________________________________
                                                    Daniel S. Johnston
                                                         Secretary

Menlo Park, California
April 24, 2001


    All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                BE INCORPORATED
                               800 El Camino Real
                                   Suite 400
                              Menlo Park, CA 94025

                               ----------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                  May 30, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors of Be Incorporated, a Delaware corporation ("Be" or the "Company"), for use at the Annual Meeting of Stockholders to be held on May 30, 2001, at 11:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at Holbrook Palmer Park--The Pavilion, 150 Watkins Avenue, Atherton, CA 94027. The Company intends to mail this proxy statement and accompanying proxy card on or about April 24, 2001, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

   The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

   Only holders of record of the Company's Common Stock at the close of business on April 16, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 16, 2001, the Company had outstanding and entitled to vote 36,614,003 shares of Common Stock.

   Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

   All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Voting Via the Internet or by Telephone

   Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.

   Votes submitted via the Internet or by telephone must be received by 12:00 midnight, Pacific Daylight Time on May 29, 2001. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

   The telephone and Internet voting procedures below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

 For Shares Registered in Your Name

   Stockholders of record may go to http://www.eproxy.com/beos/ to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-240-6326 and following the recorded instructions.

 For Shares Registered in the Name of a Broker or Bank

   A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services' voting Web site http://www.proxyvote.com.

Revocability of Proxies

   Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 800 El Camino Real, Suite 400, Menlo Park, CA 94025, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

   The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission Act of 1934 is December 25, 2001. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

   The Board of Directors is presently composed of seven members. There are three directors in the class whose term of office expires in 2001. If elected at the Annual Meeting, the nominees would serve until the 2004 annual meeting and until their successors are elected and are qualified, or until such director's earlier death, resignation or removal. None of the current members of the Board of Directors have been elected to the Board by the stockholders with the exception of William F. Zuendt. All current directors have been elected to the Board by the Board of Directors, including the three nominees for election to this class, Barry M. Weinman, Andrei M. Manoliu and Garrett P. Gruener.

   Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

   Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-year Term Expiring at the 2004 Annual Meeting

Barry M. Weinman

   Barry M. Weinman, age 62, has served as one of our directors since February 1998 and is a member of the Audit Committee and Compensation Committee. Since 1993, Mr. Weinman has served as a General Partner for Media Technology Ventures and as Managing Director of Media Technology Equity Partners, the newly created media fund of AVI Management Partners III. Mr. Weinman also serves on the Boards of Women.com, Quokka Sports, Inc. and TalkCity, Inc. Mr. Weinman holds a B.S. from the Clarkson University, and an M.A. from the London School of Economics/University of Southern California.

Andrei M. Manoliu

   Andrei M. Manoliu, age 49, has served as a director of the Company since February 2000. Since April 2000, Dr. Manoliu has been an independent business and financial consultant to emerging growth companies. From 1982 to March 2000, Dr. Manoliu was associated with Cooley Godward LLP, the Company's outside legal counsel, most recently as a senior partner. Dr. Manoliu studied Physics at the University of Bucharest, Romania, obtained a Ph.D. in Solid State Physics from the University of California, Berkeley and a J.D. from Stanford Law School.

Garrett P. Gruener

   Garrett P. Gruener, age 46, has served as one of our directors since April 1996, and is a member of the Compensation Committee. Since 1996, Mr. Gruener has served as a General Partner in Alta Partners Venture Capital Company. From 1992 to 1996, Mr. Gruener served as a Vice President of Burr, Egan, Deleage & Co., a venture capital firm. Mr. Gruener specializes in information technology and was a founder and is currently the Chairman of Ask Jeeves, Inc., an Internet solutions company. Mr. Gruener holds a B.S. in Political Science from the University of California, San Diego and an M.A. from the University of California, Berkeley.

                       The Board of Directors Recommends
              a Vote in Favor of Each of the Above Named Nominees.

Directors Continuing in Office Until the 2002 Annual Meeting

Jean-Louis F. Gassee

   Jean-Louis F. Gassee, age 57, co-founded Be in 1990 and has served as our President, Chief Executive Officer and Chairman of the Board since October 1990. Prior to forming Be, Mr. Gassee was associated with Apple Computer, Inc. for ten years serving in numerous capacities including President of Apple Products, the R&D and Manufacturing division of Apple. From 1979 to 1980, Mr. Gassee was President and General Manager of the French subsidiary of Exxon Chemical Company. He also held several management positions with Data General Corporation from 1974 to 1979, including Chief Executive Officer of Data General for France and Director of Product Marketing for Europe. Mr. Gassee currently serves as a director of several private companies as well as serving on the Board of Directors of 3Com Corporation, Electronics for Imaging, Inc. and Logitech International S.A. Mr. Gassee holds an M.A. of Science from the Faculty of Sciences (France).

Stewart Alsop

   Stewart Alsop, age 49, has served as one of our directors since March 1999, and is a member of the Compensation Committee. Since 1998, Mr. Alsop has served as a General Partner at New Enterprise Associates, a venture capital investment firm. Mr. Alsop was a Venture Partner at New Enterprise Associates from 1996 to 1998. From June 1991 to 1996, Mr. Alsop served as Senior Vice President and Editor-in-Chief of InfoWorld Media Group, Inc., which publishes InfoWorld, a weekly newspaper for information-technology professionals. Mr. Alsop also serves on the Board of Directors of Netcentives, Inc., a marketing technology company, and TiVo, Inc., a personal television services company, as well as several privately held companies. Mr. Alsop holds a B.A. in English from Occidental College.

Directors Continuing in Office Until the 2003 Annual Meeting

William F. Zuendt

   William F. Zuendt, age 54, has served as one of our directors since October 1999 and is a member of the Audit Committee. Mr. Zuendt was associated with Wells Fargo & Company from 1973, serving in various capacities including having responsibility for their computer systems and operations and directing Wells Fargo's retail banking business. From 1994 to 1997, Mr. Zuendt served as Wells Fargo's President and Chief Operating Officer. Mr. Zuendt also serves as a director of 3Com Corporation, Advent Software, Inc. and Blue Martini Software, Inc. Mr. Zuendt holds a B.S. in Mathematics from Rensselaer Polytechnic Institute and an M.B.A. degree from Stanford University.

Steve M. Sakoman

   Steve M. Sakoman, age 47, co-founded Be in 1990 and is the Chief Operating Officer of the Company. Mr. Sakoman has served as a director of the Company since November 2000. Prior to co-founding the

Company, Mr. Sakoman was a director of CPU development from 1984 to 1987 at Apple Computer where he managed the hardware group responsible for the Apple II and Macintosh product lines. Mr. Sakoman also started and managed the Newton development team from 1987 to 1990. Mr. Sakoman was with Silicon Graphics from 1995 to 1996 where he was the director of the Consumer Products & Technologies Group, which included the Nintendo 64 project. From 1975 to 1984, Mr. Sakoman worked for Hewlett-Packard where he was a manufacturing engineer and the project manager for the industry's first battery powered portable MS-DOS PC, the HP-110.

Board Committees and Meetings

   During the fiscal year ended December 31, 2000 the Board of Directors held nine meetings and acted by unanimous written consent two times. The Board has an Audit Committee and a Compensation Committee.

   The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; to recommend to the Board the independent auditors to be retained; and to receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee was formed by the Board in May 1999 and it met or acted by unanimous written consent three (3) times during the fiscal year ended December 31, 2000. The Audit Committee is currently composed of three non-employee directors: Messrs. Zuendt and Weinman, and Mssr. Manoliu, who was appointed to the Audit Committee on January 23, 2001. On December 8, 2000, the Board approved an amendment of the Audit Committee Charter, which has been attached to this proxy statement as Appendix I.

   The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee was formed by the Board in May 1999 and it met or acted by unanimous written consent six (6) times during the fiscal year ended December 31, 2000. The Compensation Committee is composed of three non-employee directors: Messrs. Gruener, Alsop and Weinman.

   During the fiscal year ended December 31, 2000, all Board members except Garrett Gruener and Barry Weinman attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. Both Messr. Gruener and Messr. Weinman were unable to attend three meetings of the Board during the fiscal year ended December 31, 2000.

                                   PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since its inception in 1990. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

   Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

   The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

   The following is a breakdown of all fees paid to PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000:

     Audit Fees: During the fiscal year ended December 31, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for the audit of the Company's financial statements for such fiscal year and for the review of the Company's interim financial statements was $103,000.

     Financial Information Systems Design and Implementation Fees: During the fiscal year ended December 31, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for information technology consulting fees was $0.

     All Other Fees: During the fiscal year ended December 31, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than audit and information technology consulting fees was $64,000.

   The Audit Committee has determined that the rendering of the information technology consulting fees and all other non-audit-related services by PricewaterhouseCoopers LLP is compatible with maintaining the auditor's independence.

                       The Board of Directors Recommends
                         a Vote in Favor of Proposal 2.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company as of April 16, 2001 by:

  . each stockholder who is known by us to own beneficially more than 5% percent of the Common Stock of the Company;

  . each of our directors;

  . each of our Named Executive Officers (as listed in the Summary
    Compensation Table); and

  . all of our directors and executive officers as a group.

   Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Company's Common Stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 36,614,003 shares of Common Stock outstanding as of April 16, 2001, together with options for that stockholder that are currently exercisable or exercisable within 60 days of April 16, 2001. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of April 16, 2001 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

                                                                  Shares
                                                               Beneficially
                                                                Owned After
                                             Shares Issuable     Offering
                                               pursuant to    (Including the
                                                 Options     Number of Shares
                                               Exercisable     Shown in the
                                             within 60 days    First Column)
                                              of April 16,   -----------------
Name of Beneficial Owner                          2001        Number   Percent
------------------------                     --------------- --------- -------
Intel Corporation(1)........................          --     3,076,924   8.06%
 2200 Mission Boulevard
 Santa Clara, CA 95052
Jean-Louis Gassee...........................      277,083    4,258,844  11.54
Stewart Alsop...............................       81,250       81,250    *
Garrett P. Gruener..........................       81,250      146,437    *
Barry M. Weinman(2).........................       81,250      828,896   2.26
Steve M. Sakoman............................      573,330      733,441   1.97
William F. Zuendt...........................       39,583       39,583    *
Andrei M. Manoliu(3)........................       31,250       37,615    *
P.C. Berndt.................................       50,000       50,000    *
All officers and directors as a group (8
 persons)...................................    1,214,996    6,176,066  16.33

--------
 * Represents beneficial ownership of less than one percent of the common stock.
(1) Includes 1,538,462 shares issuable pursuant to a warrant to purchase Common Stock.
(2) Consists of 745,646 shares held by AVl Capital, L.P. and 2,000 shares held by Virginia Weinman, the wife of Mr. Weinman. AVl Capital Management, L.P. is the general partner of AVl Capital, L.P. Mr. Weinman is a general partner of AVl Capital Management. Mr. Weinman disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(3) Shares are held by the Manoliu-Neimat Living Trust, of which Mr. Manoliu is a trustee. Dr. Manoliu was formerly a partner in the law firm of Cooley Godward LLP, the Company's outside legal counsel.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with; except that three (3) Form 5 reports, with each report covering one (1) option grant transaction, were filed late by Mssrs. Gassee, Sakoman and Berndt.

                             EXECUTIVE COMPENSATION

Compensation of Directors

   Directors who are also our executive officers do not receive any additional compensation for serving as members of the Board of Directors or any committee of the Board of Directors. The members, however, are eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy. Only those directors who are not also employees of the Company or an affiliate (as defined in the Code), are eligible to receive options under the 1999 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Stock options granted under the Directors' Plan cannot qualify as incentive stock options under the Code.

   Option grants under the Directors' Plan are non-discretionary. On the date of approval of the Directors' Plan by the Board, each non-employee director then serving as a director was automatically granted a stock option to purchase 150,000 shares of Common Stock. Under the terms of the Directors' Plan, non-employee directors subsequently elected to the Board are automatically granted a stock option to purchase 100,000 shares of Common Stock upon election or appointment as a non-employee director. On the date that any stock option granted under the Directors' Plan becomes fully vested, the optionholder, if still a non-employee director, will automatically be granted an additional stock option to purchase 100,000 shares of Common Stock. The exercise price of a stock option granted under the Directors' Plan is 100% of the fair market value of a share of the Common Stock subject to the stock option on the date of grant. Stock options granted under the Directors' Plan have a term of ten years and vest over a four year period with 25% of the shares vesting at the end of the first year of service and thereafter at a rate of 1/48th of the shares monthly in accordance with their terms. In certain circumstances, in the event of a Change of Control of the Company (as defined in the Directors' Plan), the vesting of options held by non-employee directors who continue to provide services to the Company (whether as an employee, director or consultant), may accelerate in full with such options terminating if not exercised at or prior to the consummation of the transaction.

   During the last fiscal year, the Company granted options to purchase 100,000 shares to Dr. Manoliu upon his election to the Board of Directors as a non-employee director of the Company, at an exercise price per share of $16.125, the fair market value of such Common Stock on the date of grant. For options granted to directors prior to the Company's initial public offering, the fair market value of the Common Stock is determined by the Board of Directors at the time of grant, and for options granted to directors after the Company's initial public offering, the fair market value of the Common Stock is based on the closing sales price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant. As of April 16, 2001, no options had been exercised under the Directors' Plan.

Summary of Compensation

   The following table shows for the fiscal years ended December 31, 2000, 1999 and 1998, compensation awarded or paid to, or earned by: (i) the Company's Chief Executive Officer; and (ii) its other highest compensated executive officers whose annual salary and bonus were in excess of $100,000 at December 31, 2000 (the "Named Executive Officers"):

                           Summary Compensation Table

                                                              Long-Term Compensation
                                                           -----------------------------
                                   Annual Compensation            Awards         Payouts
                               --------------------------- --------------------- -------
                                                                      Securities
                                                 Other     Restricted Underlying
Name                                             Annual      Stock     Options/   LTIP    All Other
 and Principal Position   Year  Salary  Bonus Compensation   Awards      SARs    Payouts Compensation
-----------------------   ---- -------- ----- ------------ ---------- ---------- ------- ------------
Jean Louis F. Gassee....  2000 $300,000  --       --          --        60,000     --        --
 Chief Executive Officer  1999 $275,000  --       --          --       500,000     --        --
 and Director             1998 $187,500  --       --          --       500,000     --        --

Steve M. Sakoman........  2000 $270,417  --       --          --       340,000     --        --
 Chief Operating Officer  1999 $213,333  --       --          --       250,000     --        --
 and Director             1998 $175,000  --       --          --       340,000     --        --

P.C. Berndt(1)..........  2000 $108,115  --       --          --       290,000     --        --
 Chief Financial Officer  1999      N/A  --       --          --           N/A     --        --
                          1998      N/A  --       --          --           N/A     --        --

--------
(1) Mr. Berndt became an executive officer of the Company on August 29, 2000. His annualized base salary in 2000 was $270,000.

                       Stock Option Grants and Exercises

   The Company grants options to its Named Executive Officers under its 1999 Equity Incentive Plan (the "Incentive Plan"). As of April 16, 2001, options to purchase a total of 5,659,598 shares were outstanding under the Incentive Plan and options to purchase 3,283,431 shares remained available for grant thereunder. See "Employment, Severance and Change of Control Agreements" for details regarding the vesting schedule for certain optionholders upon a change-in-control of the Company.

   The following tables show for the fiscal year ended December 31, 2000, certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers:

                                                                    Potential Realizable Value
                                                                    at Assumed Annual Rates of
                                                                     Stock Price Appreciation
                                                                                for
                                     Individual Grants                    Option Term(4)
                         ------------------------------------------ ---------------------------
                         Number of  % of Total
                         Securities  Options
                         Underlying Granted to Exercise
                          Options   Employees  Price Per Expiration
                         Granted(1) In 2000(2) Share(3)     Date         5%            10%
                         ---------- ---------- --------- ---------- ------------- -------------
Jean Louis F.
 Gassee(5)..............   60,000      1.52%    $  1.00   12/18/10  $   37,733.68 $   95,624.55

Steve M. Sakoman(6).....  200,000      5.06       12.88    1/30/10   1,619,403.66  4,103,886.83
                          100,000      2.53        7.94    4/27/10     499,216.55  1,265,112.76
                           40,000      1.01        1.00   12/18/10      25,155.79     63,749.70

P.C. Berndt(7)..........  250,000      6.32        4.56    8/28/10     717,411.55  1,818,061.71
                           40,000      1.01        1.00   12/18/10      25,155.79     63,749.70

--------
(1) Under certain Change of Control Agreements entered into between the Company and its executive officers, outstanding options will accelerate in full upon the occurrence of a Change of Control Termination (as defined in the agreements).
(2) The total number of options granted to the Company's employees in fiscal year 2000 was 3,953,000.
(3) The exercise price per share of options granted represents the fair market value of the underlying shares of Common Stock on the dates the respective options were granted.
(4) The potential realizable value is based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect Be's estimate or projection of future stock price performance. As of December 31, 2000, the fair market value of our Common Stock was $0.75 per share. Actual gains, if any, are dependent on the actual future performance of Be's Common Stock and no gain to the optionee is possible unless the stock price increases over the option term.
(5) Options for these 60,000 shares vest monthly over four years commencing on December 19, 2000.
(6) Options for 200,000 of these shares vest monthly over four years commencing on January 31, 2000. Options for 100,000 of these shares vest monthly over four years commencing on April 28, 2000. Options for 40,000 of these shares vest monthly over four years commencing on December 19, 2000.
(7) Options for 200,000 of these shares vest monthly over four years commencing on August 28, 2000. Options for 50,000 of these shares vest over six months commencing on August 28, 2000. Options for 40,000 of these shares vest monthly over four years commencing on December 19, 2000.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

                                                  Number of Securities     Value of Unexercised In-
                                                 Underlying Unexercised      the-Money Options at
                                              Options at December 31, 2000     December 31, 2000(1)
                                              ---------------------------- -------------------------
                           Shares
                         Acquired on  Value
Name                      Exercise   Realized Exercisable(2) Unexercisable Exercisable Unexercisable
----                     ----------- -------- -------------- ------------- ----------- -------------
Jean Louis F. Gassee....     --        --        218,750        341,250          --         --
Steve M. Sakoman........     --        --        511,874        418,126     $136,000        --
P.C. Berndt.............     --        --              0        290,000          --         --

--------
(1) The amounts set forth represent the difference between the fair market value of the underlying Common Stock as of December 31, 2000 ($0.75 per share) and the exercise price of the option, multiplied by the number of shares underlying the option.
(2) The shares listed for Mr. Sakoman include an unvested portion of options which may be exercised prior to vesting under the Company's 1992 Stock Option Plan and will be subject to the Company's right of repurchase.

             EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

   We have entered into Change of Control Agreements with certain officers and other employees. These agreements, provide that, among other things, if the employee is terminated without cause or if at any time during the period commencing six months prior to the date of a Change of Control (as defined in the agreement) and ending eighteen months following the Change of Control, employee resigns for good reason (which includes any material reduction in the package of benefits and incentives provided to the employee or the elimination of employee's duties or responsibilities), then all of the outstanding unvested options issued to the employee shall be accelerated in full and immediately exercisable and the employee shall be entitled to a severance payment equal to twelve months of the employee's base salary immediately prior to the termination. The agreement also provides for a release by the employee of any claim against us including any claim arising under the employee's employment or termination of employment with us.

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                COMPENSATION(1)

   The Compensation Committee of the Board of Directors (the "Committee") is composed of three non-employee directors: Mssr. Gruener, Mssr. Alsop and Mssr. Weinman. The Committee is responsible for determining salaries, incentive compensation, and awarding stock options to our employees and officers and for establishing policies governing our stock programs. The Committee met via phone conference or through unanimous written consent six (6) times during the fiscal year ended December 31, 2000. The determination of executive compensation, stock options grants and compensation policies for the year ended 2000 was made either by unanimous written consent of the Committee or by the Company's Board of Directors.

Compensation Policy

   The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and award the highest quality executive officers and key employees. The key elements of this policy are:

  . The Company pays competitively with leading software and other technology companies with which the Company competes for talent;

  . The Company provides significant equity-based incentives for executives and employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees; and

  . The Company rewards executives and key employees who contribute to the Company's progress and long-term success.

Base Salary and Long-Term Incentives for Executives

   The executive officers' salary in 2000 was established by the Board based on a determination of several factors, including, individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. In general, the salaries and stock options awarded to executive officers are not determined by the Company's achievement of specific corporate performance criteria but rather

--------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

a subjective evaluation of the officer's performance and contribution to the Company's long-term success. The Board increased executive officers' base salaries in 2000 in the average of approximately 17% in order to bring salaries in line with executives of other public software and technology companies and to reflect each of the officers' contributions to the Company's progress. There were no bonuses awarded to executives in 2000.

   In awarding stock options, the Committee and the Board of Directors considered individual performance, overall contribution to the Company, retention, whether the options were vested or unvested and the total number of stock options to be awarded. The stock options awarded in 2000 to each of the existing executive officers was equal to or less than those awarded to the officer in the prior year and reflect the Company's compensation policy to retain and reward executives and employees contributing to the Company's accomplishments in 2000 and the overall long-term success of the Company. In the year ending December 31, 2000, the Company's key accomplishments include:

  . Released our desktop operating system product BeOS R5 in two forms: BeOS
    Personal Edition available for free via download from the Web; and BeOS Professional Edition available for a fee from our publishing partners Gobe Software, Hitachi, Apacabar and Koch Media;

  . Refocused the Company from a developer and publisher of desktop BeOS to a developer, marketer and licensor of BeIA, our software platform for Internet appliances;

  . Delivered first golden master of BeIA to Compaq Computer Corporation;

  . Established and continued to develop relationships with key customers such as Sony Electronics, Inc., TEAC Corporation and Music Browser, Inc.;

  . Established and continued to develop relationships with technology partners such as Opera Software, RealNetworks, Macromedia, Sun Microsystems, Thomson Multimedia, Metricom, Gemplus and M-Systems; and

  . Established and continued to develop relationships with key reference platform designers and device manufacturers in the Internet appliance market such National Semiconductor, Intel Corporation, Acer, Arima and First International Computer.

Chief Executive Officer Compensation

   The Committee uses the same procedures described above in setting the annual salary and stock option awards for Jean-Louis Gassee, the Company's Chief Executive Officer. Mr. Gassee's base annual salary for 2000 was increased from $275,000 to $300,000. In setting this amount, the Board took into account
(i) Mr. Gassee's significant and broad-based experience in the software and computer industry and general acknowledgment as a leading executive in the software industry; (ii) the scope of Mr. Gassee's increased responsibilities, especially as the Company has evolved as a public company, and (iii) the Board's confidence in Mr. Gassee to lead the overall management, development and marketing efforts of the Company. Mr. Gassee was also granted an option to purchase 60,000 shares of the Company's Common Stock in 2000. In awarding stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, whether the options were vested or unvested and the total number of options to be awarded.

   Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain named executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its named executive officers shall be designed to qualify as "performance-based compensation."

                                          The Compensation Committee of the
                                           Board of Directors of Be
                                           Incorporated:

                                          Stewart Alsop
                                          Garrett P. Gruener
                                          Barry M. Weinman

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   None of the members of the Company's Compensation Committee of the Board of Directors is currently or has been, at any time since our formation, an officer or employee of the Company. Prior to the formation of the Compensation Committee, all decisions regarding compensation for directors, officers, employees and consultants and administration of stock and incentive plans were made solely by the Board of Directors. No transaction or series of similar transactions, since the beginning of the fiscal year ended December 31, 2000, has taken place or is currently proposed to take place between the Company and any member of the Company's Compensation Committee.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   During the fiscal year 2000, the Be Incorporated Board of Directors' Audit Committee was comprised of two directors who are not officers of the Company (the "Committee"). The members of the Committee are independent under current applicable rules. On January 23, 2001, Andrei Manoliu was appointed to the Committee by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, which is included as Appendix I to this Proxy Statement.

   The Committee held three (3) meetings during 2000. The meetings were designed to facilitate and encourage private communication between the Committee and the internal auditors and the Company's independent public accountants, PricewaterhouseCoopers LLP.

   During these meetings, the Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers. The Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

   The discussions with PricewaterhouseCoopers also included the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from PricewaterhouseCoopers written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. This information was discussed with PricewaterhouseCoopers.

                                          The Audit Committee of the Board of
                                           Directors of Be Incorporated:

                                          Barry M. Weinman
                                          William F. Zuendt
                                          Andrei M. Manoliu (as of January 23,
                                           2001)

                     PERFORMANCE MEASUREMENT COMPARISON(1)

   The following graph shows the total stockholder return as of December 31, 2000 of an investment of $100 in cash invested in (i) the Company's Common Stock (as invested on July 20, 1999); (ii) the Nasdaq Stock Market Index (as invested on July 20, 1999) and (iii) the S&P Computers (Software & Services) Index (as invested on July 20, 1999). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31st of each year:

                 COMPARISON OF 17 MONTH CUMULATIVE TOTAL RETURN
          AMONG BE INCORPORATED, THE NASDAQ STOCK MARKET (U.S.) INDEX
              AND THE S & P COMPUTERS (SOFTWARE & SERVICES) INDEX

                        [PERFORMANCE GRAPH APPEAR HERE]

                                                                        Cumulative Total Return
                                       7/20/99    7/99      8/99     9/99      10/99     11/99     12/99      1/00       2/00
BE INCORPORATED                         100.00   113.54    104.17   117.71     95.83    239.58     380.22    214.58     245.83
NASDAQ STOCK MARKET (U.S.)              100.00    98.20    102.35   102.49    110.70    124.17     151.49    145.88     173.61
S & P COMPUTERS (SOFTWARE & SERVICES)   100.00    93.82     98.70   101.90    106.56    113.62     143.93    118.69     124.02

                                                                        Cumulative Total Return
                                       3/00      4/00      5/00     6/00     7/00     8/00     9/00     10/00    11/00    12/00

BE INCORPORATED                        251.05    132.30    70.83    83.33    69.27    77.60    67.72    51.05    29.17    12.50
NASDAQ STOCK MARKET (U.S.)             170.03    143.02   125.77   147.84   139.83   156.36   136.05   124.82    96.23    91.16
S & P COMPUTERS (SOFTWARE & SERVICES)  137.41    108.58    98.00   112.65   100.74   110.63    99.14    97.57    77.71    68.00

--------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

                              CERTAIN TRANSACTIONS

   No transaction or series of similar transactions, since the beginning of the fiscal year ended December 31, 2000, has taken place or is currently proposed to take place between the Company and any of its directors, executive officers or principal stockholders.

   We have entered into indemnification agreements with our directors and certain of our other officers for the indemnification of and advancement of expenses to these persons to the full extent permitted under Delaware law and the Company's Bylaws. We also intend to execute these agreements with our future directors and certain other officers.

   We believe that each of the foregoing transactions were in our best interest. As a matter of policy the transactions were, and all future transactions between ourselves and any of our officers, directors or principal stockholders will be, approved by a majority of the independent and disinterested members of the Board of Directors. Furthermore, the transactions will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                                /s/ Daniel S. Johnston
                                          _____________________________________
                                                    Daniel S. Johnston
                                                         Secretary

April 24, 2001

                                                                      Appendix I

                    AUDIT COMMITTEE CHARTER--BE INCORPORATED

Organization

   There shall be a committee of the Company's Board of Directors (the "Board") to be known as the audit committee. The audit committee shall be composed of directors, appointed by the Board, who meet the independence and experience requirements of the Nasdaq National Market.

Responsibilities

   The audit committee shall provide assistance to the Board in monitoring (a) the integrity of the financial statements of the Company, (b) the compliance by the Company with legal and regulatory requirements and (c) the independence and performance of the Company's independent auditors.

   The audit committee will:

  . Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the audit committee and the Board.

  . Work with the independent auditors and financial management of the corporation to ensure the proper scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  . Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

  . Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

  . Review with management and the independent auditor the company's quarterly financial statements prior to the release of quarterly earnings.

  . Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the audit committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  . Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  . Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  . At its option and determination, work with the Company to resolve any matter brought to its attention within the scope of its duties, and conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants and others for this purpose and to assist it in the conduct of any investigation.

  . Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board.

  . Review and reassess, as it deems appropriate, the adequacy of this charter and submit the charter for approval of the full Board.

   While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the audit committee to conduct investigations, to actually resolve disagreements, if any, between management and the independent auditor or to assure compliance with local, state or federal laws and regulations.

                              [LETTERHEAD OF BE]

                        ANNUAL MEETING OF STOCKHOLDERS

                            Wednesday, May 30, 2001
                                  11:00 a.m.

                      Holbrook Palmer Park - The Pavilion
                              150 Watkins Avenue
                              Atherton, CA 94027






--------------------------------------------------------------------------------

800 El Camino Real
Menlo Park, Ca 94025                                                       Proxy
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 30, 2001.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choices is specified, the proxy will be voted "FOR" items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Jean-Louis
F. Gassee and Daniel S. Jonhston, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.







                     See reverse for voting instructions.

                                                                 COMPANY #
                                                                 CONTROL #
                                                               ----------------------------

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326

 .  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 29, 2001.
 .  You will be prompted to enter your 3-digit Company Number and your 7-digit
   Control Number which are located above.
 .  Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/beos/

 .  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until
   12:00 p.m. (CT) on May 29, 2001.
 .  You will be prompted to enter your 3-digit Company Number and your 7-digit
   Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Be Incorporated, c/o Shareowner Services/TM, P.O. Box 64873, St Paul, MN 55164-0873.


     If you vote by Phone or Internet, please do not mail your Proxy Card
                          Please detach here


          The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.  To elect three (3) directors       01 Garret P. Gruener                      [_]   Vote FOR             [_]  Vote WITHHELD
    to hold office until the           02 Andrei M. Manoliu                            all nominees              from all nominees
    2004 Annual Meeting of             03 Barry M. Weinman                             (except as marked)
    Stockholders.

(Instructions: To withhold authority to vote for any indicated nominee,          ---------------------------------------------------
write the number(s) of the nominee(s) in the box provided to the right.)         ---------------------------------------------------

2.  To ratify selection of PricewaterhouseCoopers LLP as independent
    auditors of  the Company for its fiscal year ending                          [_]   For          [_]   Against     [_]   Abstain
    December 31, 2001

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                                                                                                       ---
Address Change? Mark Box    [_]
indicate changes below.                                                             Date
                                                                                         --------------------------------


                                                                                 ---------------------------------------------------

                                                                                 ---------------------------------------------------
                                                                                  Signature(s) in Box
                                                                                  Please sign exactly as your name(s) appears on
                                                                                  Proxy. If held in joint tenancy, all persons must
                                                                                  sign. Trustees, administrators, etc., should
                                                                                  include title and authority. Corporations should
                                                                                  provide full name of corporation and title of
                                                                                  authorized officer signing the proxy.